Assets Held for Sale	6 Months Ended
Jun. 30, 2017
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale
ASSETS HELD FOR SALE

U.K. Portfolio Sale

The Company commenced a sale of substantially all of its portfolio of solar power plants located in the U.K. through a broad based sales process pursuant to a plan approved by management during 2016 (24 operating projects for sale representing 365.0 MW, the "U.K. Portfolio"), and it was determined that this portfolio met the criteria to be classified as held for sale during the first quarter of 2016. As a result, the Company classified the assets and liabilities of this portfolio as held for sale as of December 31, 2016 (refer to the table below) and measured each at the lower of carrying value or fair value less cost to sell. As discussed below, the Company closed on the sale of these facilities in the second quarter of 2017. The Company's analysis indicated that the fair value less costs to sell exceeded the carrying value of the assets for each period the portfolio was classified as held for sale.

On May 11, 2017, the Company announced that TerraForm Power Operating, LLC ("Terra Operating LLC") completed its previously announced sale of the U.K. Portfolio to Vortex Solar UK Limited, a renewable energy platform managed by the private equity arm of EFG Hermes, an investment bank. Terra Operating LLC received approximately $214.1 million of proceeds from the sale, which was net of transaction expenses of $3.9 million and distributions taken from the U.K. Portfolio after announcement and before closing of the sale. The Company also disposed of $14.8 million of cash and cash equivalents and $21.8 million of restricted cash as a result of the sale. The proceeds were used for the reduction of the Company's indebtedness as discussed in Note 6. Long-term Debt. The sale also resulted in a reduction in the Company's non-recourse project debt by approximately GBP 301 million at the U.K. Portfolio level. The Company recognized a gain on the sale of $37.1 million within gain on sale of renewable energy facilities in the unaudited condensed consolidated statement of operations for the three and six months ended June 30, 2017. The Company has retained 11.1 MW of solar assets in the U.K.

Residential Portfolio Sale

The Company also began exploring a sale of substantially all of its portfolio of residential rooftop solar assets located in the United States (11.4 MW of assets as described below) through a strategic sales process in 2016, and it was determined that these assets met the criteria to be classified as held for sale during the fourth quarter of 2016. As a result, the Company classified the related assets and liabilities as held for sale as of December 31, 2016 (refer to the table below) and measured each at the lower of carrying value or fair value less costs to sell. The Company's analysis indicated that the carrying value of the assets exceeded the fair value less costs to sell, and thus an impairment charge of $15.7 million was recognized in the fourth quarter of 2016. The Company also recorded a $3.3 million charge in the third quarter of 2016 due to the decision to abandon certain residential construction in progress assets that were not completed by SunEdison as a result of the SunEdison Bankruptcy.

On March 14, 2017, Enfinity SPV Holdings 2, LLC, a subsidiary of the Company, entered into a membership interest purchase and sale agreement with Greenbacker Residential Solar II, LLC for the sale of 100% of the membership interests of Enfinity Colorado DHA 1, LLC, a Colorado limited liability company that owns and operates 2.5 MW of solar installations situated on the roof of public housing units located in Colorado and owned by the Denver Housing Authority. The transaction closed on March 31, 2017, and the Company received proceeds of $1.1 million in the beginning of the second quarter of 2017. The Company also disposed of $0.8 million of restricted cash as a result of the sale. There was no additional loss recognized during 2017 as a result of this sale.

In addition, the Company entered into a membership interest purchase and sale agreement with Greenbacker Residential Solar II, LLC on June 12, 2017 for the sale of 100% of the membership interests of TerraForm Resi Solar Manager, LLC, a subsidiary of the Company, which owns and operates 8.9 MW of rooftop solar installations. The transaction closed on June 30, 2017, and the Company received total proceeds of $6.0 million in the third quarter of 2017. The Company also disposed of $0.6 million of cash and cash equivalents in the second quarter of 2017 as a result of the sale. There was no additional loss recognized during 2017 as a result of this sale.

The Company began exploring a sale and sold its remaining 0.3 MW of residential assets (that were not classified as held for sale as of December 31, 2016) during the third quarter of 2017. These assets did not meet the criteria for held for sale classification as of June 30, 2017 but the Company determined that certain impairment indicators were present and as a result recognized an impairment charge of $1.4 million within impairment of renewable energy facilities in the unaudited condensed consolidated statement of operations for the three and six months ended June 30, 2017.
The following table summarizes the major classes of assets and liabilities which are classified as held for sale on the Company's unaudited condensed consolidated balance sheet as of December 31, 2016. As discussed above, the Company closed on the sale of these renewable energy facilities in the first half of 2017.

	As of December 31, 2016
(In thousands)	U.K. Portfolio	Residential Portfolio	Total
Assets held for sale:
Restricted cash	$53,604	$1,202	$54,806
Accounts receivable, net	4,952	300	5,252
Prepaid expenses and other current assets	1,295	170	1,465
Total current assets held for sale	59,851	1,672	61,523

Renewable energy facilities, net	529,154	19,534	548,688
Intangible assets, net	1,480	—	1,480
Other assets	2,103	—	2,103
Total non-current assets held for sale	532,737	19,534	552,271

Total assets held for sale	$592,588	$21,206	$613,794

Liabilities related to assets held for sale:
Current portion of long-term debt	$14,510	$175	$14,685
Accounts payable, accrued expenses and other current liabilities	5,980	245	6,225
Deferred revenue	—	10	10
Due to SunEdison and affiliates, net	692	186	878
Total current liabilities related to assets held for sale	21,182	616	21,798

Long-term debt, less current portion	349,687	4,190	353,877
Deferred revenue, less current portion	—	246	246
Asset retirement obligations	39,563	287	39,850
Other long-term liabilities	16,786	—	16,786
Total non-current liabilities related to assets held for sale	406,036	4,723	410,759

Total liabilities related to assets held for sale	$427,218	$5,339	$432,557